Exhibit 99.1

Danny Meyer’s USHG Acquisition Corp. to be Cornerstone Partner alongside Panera Brands IPO

Panera Brands will pursue a traditional IPO with Mr. Meyer and USHG Acquisition Corp. as key partners

Mr. Meyer to become Lead Independent Director of Panera Brands Board

ST. LOUIS, MO and NEW YORK, NY – November 9, 2021 — Panera Brands, which includes the iconic fast casual and hospitality brand Panera Bread as well as Caribou Coffee and Einstein Bros. Bagels, and USHG Acquisition Corp. (NYSE:HUGS) (“HUGS”), a company sponsored by an affiliate of Union Square Hospitality Group, LLC, one of the world’s leading hospitality businesses, announced today that they have signed an agreement through which HUGS will become a cornerstone partner with Panera Brands (the “Transaction”). Danny Meyer will also invest directly in Panera Brands at the time of the previously announced Panera Brands IPO and become Lead Independent Director of Panera Brands’ board following completion of the IPO.

The closing of the Transaction will take place following the completion of the Panera Brands IPO, which will be undertaken via a customary IPO process, and approval of HUGS shareholders. Pursuant to the Transaction, HUGS shareholders will become direct shareholders in Panera Brands, alongside current and future shareholders of Panera Brands after the Panera Brands IPO. JAB, which is Panera Brands’ primary shareholder, subject to completion of the Panera Brands IPO, has agreed to make a dollar-for-dollar investment in shares of Panera common stock in an amount equal to the amount of any redemptions of HUGS shares.

Danny Meyer, Chairman of HUGS and founder of Union Square Hospitality Group said, “Under CEO Niren Chaudhary’s leadership, Panera Brands embodies values consistent with HUGS and our Enlightened Hospitality roots, demonstrating that shareholder success is dependent on and driven by an employee-first stakeholder culture. Importantly, Panera Brands meets our investment criteria to combine with a purpose-driven business that is scalable and built for the long-term; a market leader whose greatest strength is its talent and heart; a company where people love to work and with which customers, suppliers and partners love doing business. We are excited to partner with Panera Brands alongside JAB.”

Niren Chaudhary, Chief Executive Officer of Panera Brands, stated, “We’ve long admired Danny’s work as he built some of today’s most beloved brands with a relentless focus on hospitality and culture. The values of Panera Brands, which are based on a belief that we can be force multipliers for good, creating a positive impact on our communities and the planet, are values shared with Union Square Hospitality Group. We look forward to partnering to capitalize on the global growth opportunity for our brands.”

David Bell, Senior Partner at JAB said, “We are excited to have Danny Meyer and HUGS as key partners with Panera Brands and for Danny to join Niren and the team as an active participant in its long-term success alongside Panera Brands shareholders. This transaction unites two of the world’s leading hospitality organizations to work together on a successful transaction.”

Adam Sokoloff, Chief Executive Officer of HUGS, said, “We went public with a focus on finding a category-leading business that embraces ‘Enlightened Hospitality’, including attracting and retaining the best talent by putting employees first, creating deep and emotional connections with customers and community, and being mindful of all stakeholders. We believe we found the ideal fit in Panera Brands.”

Transaction

Panera Brands and HUGS entered into definitive agreement in connection with the Transaction pursuant to which a newly formed wholly owned subsidiary of Panera Brands will merge with and into HUGS. As a result of the merger:

•

Each issued and outstanding share of HUGS’s Class A and Class B common stock will be exchanged for a number of shares of Panera Brands’ common stock at an exchange ratio of $10.00 divided by the public offering price per share in the Panera Brands IPO.

•

Each issued and outstanding warrant of HUGS will be assumed by Panera Brands and will become a warrant with respect to Panera Brands common stock, with the number of shares of Panera Brands common stock underlying each warrant adjusted based on the public offering price per share in the Panera Brands IPO in accordance with the terms of the Transaction.

•

HUGS will become a wholly owned subsidiary of Panera Brands and Panera Brands will succeed to all of the cash of HUGS, net of closing costs and HUGS shareholder redemptions (which redemptions will be offset, dollar-for-dollar, subject to completion of the Panera Brands IPO, by an investment in shares of Panera Brands common stock by JAB at the public offering price per share in the Panera Brands IPO, as described above).

Closing of the Transaction is subject to completion of the Panera Brands IPO, the requisite HUGS shareholder approval and the satisfaction of other customary conditions.

Advisors

J.P. Morgan is acting as financial advisor to Panera Brands on the transaction and Skadden, Arps, State, Meagher & Flom LLP is acting as legal advisor. McDermott, Will & Emory LLP is providing tax advice to Panera Brands. Piper Sandler & Co. is acting as financial advisor to HUGS on the transaction and Latham & Watkins LLP is acting as legal advisor.

About Panera Brands

Panera Brands is one of the world’s largest fast casual restaurant companies, with nearly 4,000 locations and 110,000 employees across 10 countries. A portfolio of complementary brands bound by common values and shared growth opportunities, Panera Brands is comprised of Panera Bread®, Caribou Coffee® and Einstein Bros.® Bagels. Panera Brands companies are independently operated and underpinned by industry leading technology, loyalty, craveability, and high-quality ingredients. Panera Brands companies are united in their mission to be force multipliers for good for their guests, communities, the planet, and the shareholders they serve.

Panera Bread is a pioneer and market leader in fast casual, with leadership in the quality of its clean, transparent, sustainable ingredients, and in omnichannel access, digital convenience (45% of sales are e-commerce) and engagement (45.4 MM MyPanera loyalty members). As of June 30, 2021, there were 2,120 Panera Bread bakery-cafes in 48 states and in Ontario, Canada, operating under the Panera Bread® or Saint Louis Bread Co.® names. Caribou Coffee provides high-quality handcrafted beverages and food options, with 713 stores in 10 countries. Einstein Bros. Bagels, consisting of Einstein Bros.® Bagels, Bruegger’s Bagels®, Noah’s New York Bagels® and Manhattan Bagel® is a market leader in bagels and bagel sandwiches operating more than 1,000 company-owned and licensed units across the US.

About USHG Acquisition Corp.

USHG Acquisition Corp. (NYSE: HUGS) (“USHGAC”), is a special purpose acquisition company sponsored by an affiliate of Union Square Hospitality Group, LLC and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. USHGAC was created with the explicit goal of investing in a purpose-driven business on the path to becoming a public company, one that puts its own employees first, subsequently benefiting all its stakeholders in a virtuous cycle of Enlightened Hospitality—in successive order: employees, customers, community, suppliers, and investors. USHGAC has contributed a meaningful number of USHGAC founder shares to longtime partner Share Our Strength, whose No Kid Hungry program is doing vital work to end childhood hunger in America.

About Union Square Hospitality Group

Union Square Hospitality Group (USHG) has created some of New York’s most beloved restaurants, cafes, and bars, which offer outstanding food delivered with its signature warmth and hospitality. Founded by CEO Danny Meyer with the opening of Union Square Cafe in 1985, and later, other restaurants including Gramercy Tavern, The Modern, and Daily Provisions, the company extends its innovative approach to hospitality beyond the walls of its eateries. USHG offers operational and hospitality consulting via Hospitality Quotient, runs a multifaceted catering and events business, Union Square Events, and created a growth fund, Enlightened Hospitality Investments (EHI). USHG also created Shake Shack, now a separate public company (NYSE: SHAK). USHG has long supported its communities through hunger relief and civic organizations. USHG holds an unprecedented 28 James Beard Awards and has earned numerous accolades for its distinctive style of hospitality.

About JAB Holding Company

JAB Holding Company invests in consumer-focused industries with attractive long-term dynamics, including strong growth prospects, attractive margin and cash flow characteristics, and proven resiliency. Together with JAB Consumer Partners, JAB Holding Company is the largest shareholder of Keurig Dr Pepper, a leader in the North American beverage market, and has controlling stakes in JDE Peet’s, the largest pure-play fast-moving consumer goods coffee company in the world; NVA, one of the world’s largest animal care services platforms; Independence Pet Holdings, a leading provider of pet insurance; Krispy Kreme Doughnut, a global leader in doughnuts and other premium-quality sweet treats; Panera Brands, one of the world’s largest fast casual restaurant companies, which includes Panera Bread, Caribou Coffee and Einstein Bagels; Pret A Manger, a leading company in the ready-to-eat food market; Espresso House, the largest branded coffee shop chain in Scandinavia. JAB Holding Company is also the largest shareholder in Coty Inc., a global leader in beauty, and owns luxury goods company Bally.

Additional Information and Where to Find It

This press release relates to a proposed transaction between HUGS and Panera Brands. Panera Brands intends to file a registration statement on Form S-4 that will include a proxy statement of HUGS and a prospectus of Panera Brands. The proxy statement/prospectus will be sent to all HUGS stockholders. HUGS and Panera Brands also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors, and security holders of HUGS are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by HUGS through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by HUGS may be obtained free of charge from HUGS’s website at www.ushgac.com or by written request to HUGS at USHG Acquisition Corp., 853 Broadway, 17th Floor, New York, New York 10010.

Participants in Solicitation

HUGS and Panera Brands and their respective directors and officers may be deemed to be participants in the solicitation of proxies from HUGS’s stockholders in connection with the proposed transaction. Information about HUGS’s directors and executive officers and their ownership of HUGS’s securities is set forth in HUGS’s filings with the SEC, including HUGS’s initial public offering prospectus, which was filed with the SEC on February 25, 2021. To the extent that holdings of HUGS’s securities have changed since the amounts printed in HUGS’s initial public offering prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between HUGS and Panera Brands, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated timing of the Panera Brands IPO, and the offerings of Panera Brands and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of HUGS’s securities, (ii) the risk that a Panera Brands IPO may not be completed and that the Transaction may not be completed, in each case, by HUGS’s business combination deadline or at all, and the potential failure to obtain an extension of the business combination deadline if sought by HUGS, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the failure to complete the Panera Brands IPO, the adoption of the Transaction agreement and the Transaction by the stockholders of HUGS and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction or the Transaction agreement, (vi) the effect of the announcement or pendency of the transaction on Panera Brands’ business relationships, performance, and business generally and on its ability to consummate and IPO, (vii) risks that the proposed Transaction disrupts current plans of Panera Brands and potential difficulties in Panera Brands employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against HUGS or Panera Brands related to the Transaction agreement or the proposed transaction, (ix) the ability to maintain the listing of HUGS’s securities on the NYSE, (x) the price of HUGS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Panera Brands operates, variations in performance across competitors, changes in laws and regulations affecting Panera Brands’ business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of HUGS’s Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described above and other documents filed by HUGS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and HUGS and Panera Brands assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither HUGS nor Panera Brands gives any assurance that either HUGS or Panera Brands will achieve its expectations.

# # #

Contacts:

USHG Acquisition Corp.

Investor Relations

Jetty-Jane Connor

jconnor@ushg.com

Panera Brands

Media Relations

Sara Burnett

Sara.burnett@panerabread.com

JAB Holding Company

Media Relations

Tom Johnson

tbj@abmac.com